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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                December 10, 2002
                                -----------------
                Date of Report (Date of earliest event reported)


                              BALSAM VENTURES, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)



          NEVADA                    000-32011        52-2219056
          ------                    ---------        ----------
(State or other jurisdiction       (Commission       (IRS Employer
       of incorporation)            File Number)     Identification No.)




Suite 208, 20 E. Foothill Blvd.
        Arcadia, CA                             91006
--------------------------------                -----
(Address of principal executive offices)        (Zip Code)

                                  626-574-2911
                                  ------------
               Registrant's telephone number, including area code


                        810 Peace Portal Drive, Suite 200
                                Blaine, WA 98230
                                ----------------
          (Former name or former address, if changed since last report)


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                                       2


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

     None.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     None.


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

     None.


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     None.


ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

     Effective December 10, 2002, Mr. John Boschert resigned as President and Chief Executive Officer of the Company and Mr. David Lam was appointed as President, Chief Executive Officer and a Director of the Company. Mr. Boschert will remain as Secretary, Treasurer, Chief Financial Officer and a Director of the Company.

     In connection with the appointment of Mr. Lam, Mr. Boschert agreed to transfer 1,000,000 restricted common shares of the Company to Mediverse International, Inc., a company controlled by Mr. Lam.


ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

     None.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

(a)     Financial Statements of Business Acquired.

        None.

(b)     Pro forma Financial Information.

        None.


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                                       3


(c)     Exhibits.

        None.

ITEM 8.  CHANGE IN FISCAL YEAR

     None.


ITEM 9.  REGULATION FD DISCLOSURE

     None.

                                    SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BALSAM VENTURES, INC.

Date:  December 20, 2002
                                         By:  /s/ David Lam
                                              ----------------------------------
                                              DAVID LAM, PRESIDENT